As Filed With The Securities And Exchange Commission on April 30, 2002.

 File Nos. 2-52552 and 811-2539

                                                             SECURITIES AND EXCHANGE COMMISSION
                                                                                 Washington, D. C.  20549

                                                                                              Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	(X)

Pre-Effective Amendment No.	( )

Post-Effective Amendment No. 38	(X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	(X)

Amendment No. 27

FBR FUND FOR GOVERNMENT INVESTORS, Formerly Fund for Government Investors

(Exact Name of Registrant as Specified in Charter)

4922 Fairmont Avenue, Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

(301) 657-1500

(Registrant's Telephone Number, Including Area Code)

William Ginivan
Friedman, Billings, Ramsey Group, Inc.
1001 19th Street North
Arlington, VA  222209
(Name and Address of Agent for Service of Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective (check appropriate box):

                immediately upon filing pursuant to paragraph (b) of rule 485.
     X        on May 1, 2002 pursuant to paragraph (b) (1) (v) of rule 485.
                60 days after filing pursuant to paragraph (a) (1) of rule 485.
                on (date) pursuant to paragraph (a) (1) of rule 485.
                75 days after filing pursuant to paragraph (a) (2) of rule 485.
                on (date) pursuant to paragraph (a) (2) of rule 485.

Friedman Billings Ramsey

FBR FUND for GOVERNMENT INVESTORS
A Money Market Fund

Prospectus

May 1, 2002

As with all mutual funds, the Securities and Exchange Commission has not judged whether this Fund is a good investment or whether the information in this prospectus is adequate or accurate.  Anyone who indicates otherwise is committing a Federal crime.

FBR FUNDS
4922 FAIRMONT AVENUE
BETHESDA, MARYLAND 20814
800-622-1386
www.fbrfunds.com

Investment Adviser
MONEY MANAGEMENT ADVISERS, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Distributor
FBR INVESTMENT SERVICES, INC.
4922 FAIRMONT AVENUE
BETHESDA, MARYLAND 20814

Administrator, Custodian, and Transfer Agent
FBR NATIONAL BANK & TRUST
4922 FAIRMONT AVENUE
BETHESDA, MARYLAND 20814

Independent Public Accountants
DELOITTE & TOUCHE, LLP
1633 BROADWAY
NEW YORK, NEW  YORK 10019

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RISK and RETURN SUMMARY
Investments, Risks, and Performance

The following discussion is an overview of the investment objectives, principal investment strategies and related risks of the fund offered in this prospectus.  More information on the investment objectives, principal investment strategies and related risks of the fund appears later in this prospectus under the heading "Investment Objectives, Principal Investment Strategies and Related Risks."

Fund Investment Objective
FBR Fund for Government Investors (the "Fund") seeks current income consistent with liquidity and preservation of capital.

Principal Fund Investment Strategy
In attempting to achieve this objective, the Fund invests in short-term United States Government securities, including U.S. Treasury bills, U.S. Treasury notes, and U.S. Treasury bonds that mature within one year.  The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share.

Principal Risks of Investing in the Fund
While money market funds are designed to be relatively low risk investments, they are not entirely free of risk.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible, though unlikely, that the NAV may decline below $1.00 per share and thus you could lose money by investing in the Fund.  The Fund's income, which is paid monthly, fluctuates daily in response to changes in interest rates and as investments in the Fund's portfolio mature and are replaced with new investments bearing current interest rates. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risk/Return Bar Chart and Table
The chart and table below shows the annual calendar-year returns and the performance of the Fund for each of the last 10 years.  The Fund commenced operations on February 14, 1975, and has a fiscal year-end of December 31.  The information in the chart and the table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

The chart and the table below assume the reinvestment of dividends and distributions.  Please keep in mind that how the Fund has performed in the past does not necessarily indicate how the Fund will perform in the future.

Best Quarter: 1.39% 4th Qtr of 2000	Worst Quarter: 0.43% 4th Qtr of 2001

The Fund's year-to-date total return as of March 31, 2002 was 0.27%.

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Performance Table
Average Annual Total Returns
(for Periods Ended December 31, 2001)

One Year	3.25%
Five Years	4.26%
Ten Years	3.96%

  Yields
(as of December 31, 2001)

7-Day	1.10%
7-Day Effective	1.11%

For current yield information please call 1-800-622-1386.

FEES and EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The following expenses are deducted from Fund assets.

Annual Fund Operating Expenses

Management Fees	0.50%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.75%

If your monthly account balance averages less than $500 you may be charged a $5 fee.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that all dividends are reinvested, and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 77	$ 240	$ 417	$ 930

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INVESTMENT OBJECTIVES, PRINCIPAL
INVESTMENT STRATEGIES, and RELATED RISKS

Fund Investment Objective
The Fund seeks current income consistent with liquidity and preservation of capital.

Principal Investment Strategies
In attempting to achieve its objective, the Fund will invest at least 95% of its total assets in United States Treasury bills, notes and bonds and in other U.S. Government securities with maturities of one year or less.  The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable NAV of $1.00 per share.  These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments.  For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less.  The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

In managing the Fund's portfolio, Money Management Advisers, Inc. (the "Adviser") considers economic conditions and interest rate trends in determining what securities to purchase.  The Fund will invest only in short-term securities issued or guaranteed by the U.S. Government, federal agencies and government-sponsored enterprises.  The Fund also may purchase U.S. Government securities under repurchase agreements from member banks of the Federal Reserve system or primary dealers of U.S. Government securities.  The Fund may also lend portfolio securities for the purpose of earning additional income.

Risks of Investing in the Fund
The Fund's yield will fluctuate daily in response to changes in interest rates and as investments in the Fund's portfolio mature and are replaced with new investments bearing current interest rates.  The U.S. Government does not guarantee the market value or the current yield of government securities.  Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates.  When interest rates rise, the market values of money market instruments decline; when interest rates decline, the market values of money market instruments increase.  The price volatility of money market instruments also depends on their maturities and durations.  Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

FUND MANAGEMENT

Investment Adviser
Money Management Advisers, Inc, a Delaware corporation located at 1001 Nineteenth Street North, Arlington, Virginia 22209, serves as the Fund's investment adviser. Prior to January 1, 2002, the Adviser was a District of Columbia limited partnership known as Money Management Associates, L.P. On January 1, 2002, the Adviser became a wholly-owned subsidiary of FBR National Bank & Trust ("FBR National"), the Fund's administrator, custodian, fund accounting and transfer agent.  The Adviser and FBR National are both wholly-owned subsidiaries of Friedman, Billings, Ramsey Group, Inc.

Established in 1974, the Adviser is registered with the Securities and Exchange Commission as an investment adviser and has served as the Fund's adviser since the Fund commenced operations on February 14, 1975. Subject to the general supervision of the Fund's Board of Trustees, the Adviser manages the investment and reinvestment of the assets of the Fund and is responsible for the overall management of the Fund's business affairs.  An Adviser Group makes investment decisions, and therefore no one person is primarily responsible for making such decisions.

The Adviser (who manages five no-load mutual funds) and its asset management affiliates, manage approximately $2.8 billion of gross assets (including leverage) for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships.

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Under an agreement with the Adviser, the Fund pays an advisory fee at an annual rate based on the size of the Fund's net assets as follows:

              0.50% of the first $500 million;
              0.45% of the next $250 million;
              0.40% of the next $250 million; and
              0.35% of the net assets over $1 billion.

For the year ended December 31, 2001, the Fund paid the Adviser investment advisory fees of 0.50% of the average daily net assets of the Fund.

SHAREHOLDER INFORMATION

Facts To Know Before You Invest:

  The minimum initial investment is $2,000.

  Retirement accounts may be opened with a $1,000 minimum investment.

  Additional investments must be at least $100.

  There are no sales charges.

  The Fund reserves the right to reject any purchase order and vary the initial and subsequent investment minimums at any time.

  All shares are electronically recorded; the Fund will not issue certificates.

  A $10 fee may be charged for items returned for insufficient or uncollectible funds.

  There is a $10 foreign check fee.

  The Government securities market, in which the Fund buys and sells its securities, usually requires immediate settlement in Federal funds for all transactions.  Payments received by bank wire will begin earning dividends the same day provided the order is received prior to 12 Noon, Eastern time.  Payment for the purchase of Fund shares received after 12 Noon, Eastern time will begin earning dividends the following business day.

 How to Invest In The Fund

Purchasing Shares:

By Mail
Complete an application and make a check payable to "Fund for Government Investors."  Send your completed and signed application and check drawn on a U.S. bank to:

FBR National Bank & Trust
4922 Fairmont Avenue
Bethesda, Maryland  208l4

By Bank Wire
Speak to the branch manager of your bank.  Request a transfer of Federal funds to FBR National , instructing the bank to wire transfer the money before 12:00 Noon, Eastern time to:

FBR National Bank & Trust
Bethesda, Maryland
Routing # 0550-71084

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Specify the Fund name, your account number (if assigned), and the name(s) in which the account is registered.

After instructing your bank to transfer Federal funds, you must telephone Shareholder Services at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:30 P.M. Eastern time and tell us the amount you transferred and the name of the bank sending the transfer.  Your bank may charge a fee for its services.  Remember that it is important to complete the wire transfer before 12:00 Noon Eastern time to begin earning dividends on the day of the purchase.

Through Brokers

You may invest in the Fund by purchasing shares through registered broker-dealers, banks or other financial institutions that purchase securities for their customers.  Please note that such third parties may charge a fee for their services.

How To Redeem Your Investment

Redeeming Shares:

By Telephone

Contact Shareholder Services at
1-800-622-1386
between the hours of 8:30 A.M. and 4:30 P.M., Eastern time

For your protection, we will take measures to verify your identity by requiring verification of the Tax Identification Number on the account prior to acting on telephone instructions and may also record telephone transactions.  A written confirmation will be mailed to you within five business days after your redemption.  Please note that we may terminate or modify telephone redemption privileges upon 60 days notice.

By Mail or Fax

Mail your instructions for redemption to:	Fax your instructions for redemption to:
FBR National Bank & Trust	(301) 657-1520
4922 Fairmont Avenue	Attn: Shareholder Services
Bethesda, MD 20814
Attn: Shareholder Services

Include the following information in your redemption request:

  the name of the Fund and account number you are redeeming from;
  your name(s) and address as it appears on your account;
  the dollar amount or number of shares you wish to redeem;
  your signature(s) as it appears on your account; and
  a daytime telephone number.

Check Writing Privileges

You may also elect to redeem shares by draft check (minimum check - $250) made payable to the order of any person or institution.  Upon the Fund's receipt of a completed signature card, you will be supplied with draft checks that are drawn on your Fund account and are paid through FBR National. Please note that you may not close your account by draft check.

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The Fund reserves the right to change or suspend the checking service and to charge for the reorder of draft checks.  These draft checks cannot be certified, nor can these checks be negotiated for cash at FBR National.  There will be a $10 charge for each stop payment request on draft checks.  Investors using draft checks will be subject to the same rules and regulations that FBR National applies to checking accounts.

Additional Information You Should Know When You Redeem:

  You may receive redemption proceeds by bank wire, check, or through the Automated Clearing House System (ACH). For redemptions by bank wire, we will, upon instruction, wire transfer the amount specified to your commercial bank or brokerage account specified in your account application.  For bank wire redemptions less than $5,000, a $10 wire fee may be assessed.

  If you request payment of redemptions to a third party or to a commercial bank not specified on your original account application, the request must be in writing and your signature must be guaranteed by an eligible institution (eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants).

  Redemption checks will be issued within seven days, normally one business day.  However, withdrawal requests on investments that have been made by check may be delayed up to ten calendar days following the investment or until the check clears, whichever occurs first. This delay is necessary to assure us that investments made by check are good funds.  You will receive redemption proceeds promptly upon confirmation of receipt of good funds.

  If your monthly account balance averages less than $1,000 you may be charged a $5 fee.  The fee will not be imposed on tax-sheltered retirement plans or accounts established under the Uniform Gifts or Transfers to Minors Acts.  Additionally, your account may be redeemed after 60 days written notice to you if your account's net asset value falls below $1,000.

  The right of redemption may be suspended, or the date of payment postponed during the following periods: (a) periods during which the New York Stock Exchange (NYSE) is closed (other than customary weekend or holiday closings); (b) periods when trading on the NYSE is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors.

ADDITIONAL INFORMATION ABOUT THE FUND

Exchanging Fund Shares
You may exchange shares of the Fund for shares of any of the following FBR fixed income funds: FBR U.S. Government Bond Portfolio, FBR Maryland Tax-Free Portfolio, FBR Virginia Tax-Free Portfolio, or the FBR Tax-Free Money Market Portfolio. The fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical.  You should obtain a current prospectus for the fund into which you wish to exchange by calling 1-800-622-1386.  Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request.  The Fund may change or cancel its exchange policy at any time.

Pricing of Fund Shares
The price of a fund's shares on any given day is its net asset value per share.  This figure is computed by dividing the total amortized value (which approximates market value) of the Fund's investments and other assets, less any liabilities, by the number of fund shares outstanding. The net asset value per share of the Fund is determined as of 12:00 Noon Eastern time on days when the New York Stock Exchange ("NYSE") and the custodian bank are open for business or during periods when the NYSE is subject to unscheduled closings and the custodian bank is open.

9

The value of the Fund's portfolio of securities is determined on the basis of fair value as determined in good faith by the Fund's Trustees or at their direction.  In determining fair value, the Fund uses the amortized cost method of valuing the securities in its portfolio, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  The purpose of this method of calculation is to facilitate the maintenance of a constant Fund net asset value per share of $1.00.  Since the Fund commenced operations in 1975, it has had a constant net asset value of $1.00; however, there is no assurance the $1.00 net asset value will be maintained.

Dividends and Distributions
Dividends of the Fund are declared each day the Fund is open for business and paid monthly.  Dividends of the Fund will automatically be reinvested in additional shares (including fractional shares where necessary) unless you elect to receive the dividends in cash.  Dividends paid in cash to those investors so electing will be mailed on the second business day of the following month.  Account statements showing dividends paid will be mailed to shareholders monthly.

Dividends reflect daily net income, which generally consists of accrued interest and accretion of discount less amortization of premium and expenses of the Fund.  The Fund does not expect to have capital gain distributions.

"Undeliverable" or "Uncashed" Dividend Checks
If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment (normally $1.00).  In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation (normally $1.00).

Tax Consequences of Investing

Taxability of Distributions
As long as the Fund meets the requirements for being a tax-qualified regulated investment company, which the Fund intends to do, the Fund pays no federal income tax on the earnings distributed to shareholders. Dividends and short-term capital gains (if any) you receive, whether reinvested or taken as cash, are generally considered taxable as ordinary income unless you hold your shares in an individual retirement account, 403(b) account, 401(k) account or other tax-deferred account.  The Form 1099 that is mailed to you each January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of Transactions
Any time you sell or exchange shares of the Fund, it is considered a taxable event for you.  For example, if you exchange shares of the Fund for shares of another FBR fixed income fund, the transaction would be treated as a sale.  Consequently, any gain resulting from the transaction would be subject to federal income tax.  If the Fund maintains a stable share price of $1.00 per share, your redemption or exchange of Fund shares will not result in recognition of any taxable gain or loss.

Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding.  In the absence of this certification, the Fund is required to withhold taxes at the rate of 30% on dividends, capital gain distributions, and redemptions.  Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned.

10

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	For The Years Ended December 31,

	2001	2000	1999	1998	1997
Per Share Operating Performance: Net Asset Value - Beginning of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations: Net Investment Income	0.03	0.05	0.04	0.04	0.04
Distributions to Shareholders: From Net Investment Income	(0.03)	(0.05)	(0.04)	(0.04)	(0.04)
Net Asset Value - End of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Investment Return	3.25%	5.27%	3.97%	4.34%	4.49%

Ratios to Average Net Assets:
Expenses	0.75%	0.75%	0.74%	0.74%	0.74%
Net Investment Income	3.25%	5.17%	3.90%	4.26%	4.40%

Supplementary Data:
Number of Shares Outstanding at End of Year with a Net Asset Value of $1 (in thousands)	484,682	555,711	492,627	571,742	572,313

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In addition to this prospectus, the following information is available to assist you in making an investment decision:

Information Available Upon Request (without charge)	Description
Statement of Additional Information	A document that includes additional information about the Fund. The information presented in the Statement of Additional Information is incorporated by reference into this Prospectus.
Annual and Semiannual Reports

Reports that contain information about the Fund's investments.  The reports also discuss the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

There are a variety of ways to receive the above information and make other inquiries of the Fund.  You may contact the Fund directly by telephone at 1-800-622-1386, visit our internet site at http://www.fbrfunds.com, or you may send a written request to the Fund's offices at 4922 Fairmont Avenue, Bethesda, Maryland 20814.  Additional information about the Fund can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. (for hours of operation please call the Commission at 1-800-SEC-0330).  You may also obtain copies of the information by visiting the Commission's internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission at 450 Fifth Street, N.W. Washington, D.C. 20549.

Fund for Government Investors Investment Company Act File No. 811-2539

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FBR FUND for GOVERNMENT INVESTORS
4922 Fairmont Avenue, Bethesda, Maryland  20814
(800) 622-1386
(301) 657-1510

Statement of Additional Information
May 1, 2002

This Statement of Additional Information is not a Prospectus.  It should be read in conjunction with the Fund's Prospectus, dated May 1, 2002.   A copy of the Fund's Prospectus may be obtained without charge by writing or telephoning the Fund at the above address or telephone numbers.

The audited financial statements of the Fund for the fiscal year ended December 31, 2001, are included in the Fund's 2001 Annual Report to Shareholders, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference.  Copies of the Fund's 2001 Annual Report are available, without charge, by request by writing or telephoning the Fund at the above address or telephone numbers.

FUND ORGANIZATION, INVESTMENTS and RISKS

Organization

FBR Fund for Government Investors (the "Fund") is an open-end, diversified management investment company originally incorporated in the State of Maryland on October 29, 1974 and reorganized under the laws of the State of Delaware as a business trust pursuant to a Declaration of Trust dated January 25, 1996.  Prior to April 30, 2002, the Fund's name was Fund for Government Investors. The beneficial interest in the Fund is divided into transferable shares of one or more separate and distinct series or classes of a series as the Trustees shall from time to time create and establish.  Presently, there is only one series and one class of such series.  The number of shares of each series, and class thereof, authorized is unlimited.  Each has no par value.  All shares issued, including shares issued in connection with a dividend in shares or a split or reverse split of shares, are fully paid and nonassessable. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share.  Each such share and fractional share has equal rights with respect to dividends and liquidation preferences.  On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, are voted separately by individual series, except (i) when required by the Investment Company Act of 1940 ("1940 Act"), shares shall be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series shall be entitled to vote thereon.

Investments

U.S. Government Securities
There are three major classifications of U.S. Government securities in which the Fund may invest:

U.S. Treasury Securities
U.S. Treasury securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Treasury.  U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance.  Treasury Bills have maturities of one year or less.  Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.  Yields on short-, intermediate-, and long-term U.S. Treasury securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation.

Government Agency Securities
Government agency securities, often called agencies, are indirect obligations of the U.S. government, and are issued by federal agencies and government-sponsored corporations under authority from Congress.  Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often issued or guaranteed by the sponsoring agency.  Examples of government agency securities include, Export-Import Bank of the United States, the Federal Home Loan Banks, and the Federal Farm Credit System Banks..

Government-Sponsored Enterprises
Government-sponsored enterprises are characterized as being privately owned and publicly chartered.  These entities were created by the U.S. Government to help certain important sectors of the economy reduce their borrowing costs.  The U.S. Government does not directly back government-sponsored enterprise securities, although in some instances, government-sponsored enterprise securities may benefit from indirect support. The Federal National Mortgage Association and Fannie Mae are examples of government-sponsored enterprise securities.

Risks Associated with Investing in U.S. Government Securities
The U.S. Government is considered to be the best credit-rated issuer in the debt markets.  Since Treasury securities are direct obligations of the U.S. Government, there is minimal credit risk.  While most other government-sponsored securities are not direct obligations of the U.S. Government (some are guaranteed), they also offer little credit risk.  However, another type of risk that may effect the Fund is market and/or interest rate risk.  For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of portfolio investments of the Fund, while a decline in interest rates would generally increase the market value of portfolio investments of the Fund.

Repurchase Agreements

A Description of a Repurchase Agreement
A repurchase agreement is an agreement where a Fund acquires a security from a commercial bank or broker/dealer with the understanding that the Fund will sell the instrument back at an agreed-upon price and date (normally, the next business day).   Essentially, a repurchase agreement may be considered a loan backed by securities.  The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund.  In these transactions, the value of the securities acquired by the Fund (including accrued interest earned) must be greater than the value of the repurchase agreement itself.  The securities are held by the Fund's custodian bank until repurchased.

Reasons to Use Repurchase Agreements
The Fund may invest in repurchase agreements with financial institutions to generate income from the Fund's excess cash balances.   It is the current policy of the Fund to invest in repurchase agreements that mature within seven days.  If the Fund chooses to invest in repurchase agreements, the agreements will normally mature within 7 days.  The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Fund's investment adviser, liquidity or other considerations so warrant.

Risks of Repurchase Agreements
The use of repurchase agreements involves certain risks.  For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss when the security is sold.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund.  Consequently, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.  While the Fund's investment adviser acknowledges these risks, it is expected that these risks can be controlled through monitoring procedures.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored.  In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned in the repurchase agreement.

INVESTMENT LIMITATIONS

The following paragraphs detail the Fund's investment limitations.  These limitations are fundamental and may not be changed without prior approval of a majority of the Fund's outstanding voting shares.  As defined in the 1940 Act, the term "majority" means the vote of the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

As stated in the Fund's Prospectus, the Fund may invest only in U.S. Government Securities and in repurchase agreements secured by such securities.  The Fund may not invest in any other securities.

The Fund may not borrow money, except that as a temporary measure the Fund may borrow money to facilitate redemptions.  Such a borrowing may be in an amount not to exceed 30% of the Fund's total assets, taken at current value before such borrowing.  The Fund may borrow only to accommodate requests for redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities.  The Fund may not purchase a portfolio security if a borrowing by the Fund is outstanding.  Additionally, the Fund may not issue senior securities, sell securities short, write options, underwrite securities of other issuers, purchase or sell real estate, commodities or commodity contracts, or loan money to others (except securities under repurchase agreements).  The Fund may not purchase or sell real estate; however, the Fund may invest in mortgage-backed securities issued by federal agencies and government-sponsored enterprises.

TRUSTEES and OFFICERS

Board of Trustees
A Board of Trustees governs the Fund.  The Trustees are responsible for overseeing the management of the Fund's business affairs and play a vital role in protecting the interests of Fund shareholders.  Among other things, the Trustees approve and review the Fund's contracts and other arrangements and monitor Fund performance and operations.  There are currently five Trustees, four of whom are not "interested persons" of the Fund within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

Information about the Trustees of the Fund is included in the following table.

Name, Age, Address	Position Held With Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios Overseen in the Fund and Fund Complex**	Other Directorships

Interested Trustee*
Webb C. Hayes, IV, 53 1001 19th Street North Arlington, VA 22209	Trustee, Chairman and President Indefinite Term, October 2001 - Present	Senior Managing Director, Friedman, Billings, Ramsey & Co., Inc. and head of the Private Client Group since 1999. Director of the Adviser since April 2001. Vice Chairman, United Bank 1997-1999. President and Chief Executive Officer, George Mason Bank, NA 1995-1997. Chairman and CEO, Palmer National Bancorp. 1984-1995.	5

Director of FBR Fund for Tax-Free Investors, Inc., FBR Fund for Government Investors, and The FBR Rushmore Fund, Inc.

Chairman and Director of FBR National Bank & Trust ("FBR National") since April 2001.

Independent Trustees
Louis T. Donatelli, 69 7200 Wisconsin Avenue Bethesda, MD 20814	Trustee Indefinite Term, June 2000 - Present	Chairman of Donatelli and Klein, Inc., engaged in the acquisition of real estate, primarily office buildings and multi‑family housing projects since 2001 (President 1973-2001).	9	Director of FBR Fund for Tax-Free Investors, Inc., FBR Fund for Government Investors, The FBR Rushmore Fund, Inc., FBR American Gas Index Fund, Inc. Trustee of the FBR Family of Funds.
F. David Fowler, 68 9724 Beman Woods Way Potomac, MD 20854	Trustee Indefinite Term, June 2000 - Present	Private investor. Dean, The George Washington University School of Business and Public Management, 1992-1997; Partner, KPMG Peat Marwick from October 1969 to June 1992.	9	Director of FBR Fund for Tax-Free Investors, Inc., FBR Fund for Government Investors, The FBR Rushmore Fund, Inc., FBR American Gas Index Fund, Inc. Trustee of the FBR Family of Funds.
Mitchell A. Johnson, 59 9 Island Avenue, #2007 Miami Beach, FL 33139	Trustee Indefinite Term, October 2001 - Present	President, MAJ Capital Management, Inc., a private investment firm, since June 1994. Portfolio Manager to Senior Vice President of Corporate Finance at Student Loan Marketing Association 1973-1994.	5	Director of FBR Fund for Tax-Free Investors, Inc., FBR Fund for Government Investors, and The FBR Rushmore Fund, Inc.
Michael A. Willner, 44 11521 Potomac Road Lorton, VA 22079	Trustee Indefinite Term, June 2000 - Present	President, AlphaGrip, Inc. since January 2001. President, Catalyst Advisers, Inc., a news organization, since September 1996-January 2001. President, Federal Filings, Inc., from July 1994 to July 1995.	9	Director of FBR Fund for Tax-Free Investors, Inc., FBR Fund for Government Investors, The FBR Rushmore Fund, Inc., FBR American Gas Index Fund, Inc. Trustee of the FBR Family of Funds.

*       Indicates an "interested" person of the Fund as defined in the 1940 Act.  Generally speaking, an interested person has any one of several close business or family ties to the Fund, the Fund's investment adviser or predecessor adviser, or an affiliated company of the Fund.

**  "Fund Complex" consists of all mutual funds advised Friedman, Billings, Ramsey Group, Inc. ("FBR Group") affiliate advisers.

The Trustees presently have an audit committee.  The members of the committee are Messrs. Donatelli, Willner and Fowler.  The function of the audit committee is to recommend independent auditors and review and report on accounting and financial matters.  During the year ended December 31, 2001, the audit committee met one time.

Remuneration of Trustees
The following table sets forth information regarding compensation of Trustees by the Fund for the fiscal year ended December 31, 2001.  All such fees were paid by FBR National pursuant to an Administrative Services Agreement with the Fund whereby FBR National pays all expenses of the Fund other than the advisory fee, extraordinary legal expenses and interest.

Name of Person and Position	Aggregate Compensation Paid from the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex Paid to Directors*
Webb C. Hayes, IV,**†† Chairman, President and Trustee	$0	$0	$0	$0
Louis T. Donatelli, Trustee	$6,914.50	$0	$0	$17,750.00
F. David Fowler, Trustee	$6,164.50	$0	$0	$22,250.00
Mitchell A. Johnson, †† Trustee	$437.50	$0	$0	$1,312.50
Michael A. Willner, Trustee	$6,664.50	$0	$0	$22,750.00
Daniel L. O'Connor,* † Former Chairman, Treasurer and Trustee	$5,977.00	$0	$0	$11,095.25
Richard J. Garvey,* † Former President and Trustee	$5,977.00	$0	$0	$12,250.00
Bruce C. Ellis, † Trustee	$6,477.00	$0	$0	$12,750.00
Jeffrey R. Ellis, † Trustee	$5,977.00	$0	$0	$12,250.00
Patrick F. Noonan, † Trustee	$5,977.00	$0	$0	$12,250.00

*  "Fund Complex" consists of all mutual funds advised Friedman, Billings, Ramsey Group, Inc. ("FBR Group") affiliate advisers.

**Indicates an "interested" person of the Fund as defined in the 1940 Act.  Generally, an interested person has any one of several close business or family ties to the Fund, the Fund's adviser, or an affiliated company of the Fund.

†   On October 26, 2001, Messrs. O'Connor and Garvey resigned their positions as Directors and officers of the Fund. On November 5, 28 and 29, Messrs. Noonan, J. Ellis and B. Ellis, respectively, resigned their positions as Directors of the Fund.

† † On October 26, 2001, the Fund's Directors nominated and elected Messrs. Hayes and Johnson as a Fund Directors.  Mr. Hayes was also elected as the Fund's President.

Trustees' Ownership of Fund Shares

	Dollar Range of Equity Securities	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Family of Investment Companies
Interested Director*
Webb C. Hayes, IV	None.	$10,001-$50,000

Independent Directors
Louis T. Donatelli	Over $100,000	$0-$10,000
F. David Fowler	None	$0-$10,000
Mitchell A. Johnson	None	$10,001-$50,000
Michael A. Willner	None	Over $100,000

Officers of the Fund
The officers of the Fund, their ages, addresses and principal occupations during the past five years, are as follows:

Edward J. Karpowicz, CPA, 39 4922 Fairmont Avenue Bethesda, MD 20814	Vice President and Controller

Vice President of FBR National, since 1997.  Vice President and Controller of the FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc. and The FBR Rushmore Fund, Inc. (together, the "FBR Fixed Income Funds") and the American Gas Index Fund, Inc. since 1997.  Vice President and Controller of the FBR Family of Funds since September 2000.  Treasurer, Bankers Finance Investment Management Corp., August 1993 to June 1997.  Senior Accountant, Ernst & Young, September 1989 to February 1993.

Stephenie E. Adams, 33 4922 Fairmont Avenue Bethesda, MD 20814	Vice President and Secretary

Vice President of FBR National since 2000.  Vice President and Secretary of the FBR Fixed Income Funds and the American Gas Index Fund, Inc. since October 1995.  Vice President and Secretary of the FBR Family of Funds since October 1999.  Manager, Rushmore Trust and Savings, FSB (now FBR National Bank & Trust), 1994-2000.  Manager, Rushmore Services, Inc., July 1994-October 1999.

CONTROL PERSONS and PRINCIPAL HOLDERS of SECURITIES

As of April 8, 2002, the following parties were the only owners of record of 5% or more of the shares of the Fund.

Controlling Party or Principal Holder of Securities Address	Shares Outstanding	% Owned
National Automobile Dealers and Associates Retirement Trusts 8400 Westpark Drive McLean, VA 22102	26,026,841.93	5.38%

INVESTMENT ADVISORY and OTHER SERVICES

Investment Adviser
Money Management Advisers, Inc. (the "Adviser"), 1001 19th Street, North, Arlington, Virginia 22209, has served as the Fund's investment adviser since the Fund's inception on February 14, 1975. Prior to January 1, 2002, the Adviser was known as Money Management Associates, L.P.  On January 1, 2002, the Adviser became a wholly-owned subsidiary of FBR National, the Fund's administrator, custodian, fund accounting and transfer agent.  The Adviser and FBR National remain wholly-owned subsidiaries of FBR Group.

The Adviser manages approximately $600 million of net assets on behalf of the Fund and the other investment companies it advises. Together, the Adviser and its asset management affiliates manage approximately $2.8 billion of gross assets (including leverage) for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships.

Advisory Agreement
Pursuant to an Advisory Agreement between the Adviser and the Fund, the Adviser is responsible for the management of the Fund, provides investment oversight and supervision to the Fund, and is responsible for making investment decisions and placing orders for the purchase and sale of the Fund's investments.  Consistent with the requirements of the 1940 Act, the Advisory Agreement provides that the Adviser is not liable to the Fund for any mistake in judgment, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of its reckless disregard of its obligations under the Advisory Agreement.  The Advisory Agreement may be terminated by the Fund without penalty upon 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or upon 60 days' notice by the Adviser.  The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.  The Advisory Agreement will remain in effect for two years from its effective date, and, unless earlier terminated, will continue from year-to-year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund and, in either case, (ii) by a majority of the Independent Directors.

Prior to approving the Advisory Agreement, the Trustees reviewed the Adviser's profitability, the profitability of its relationship with the Fund and other advised mutual funds, historical performance of the Fund and comparative information on expenses.  Also discussed were the mechanics of an Expense Limitation Agreement, whereby the Adviser has agreed to limit the annual operating expenses (exclusive of certain extraordinary items) to 1.00% of the Fund's average daily net assets.

Advisory Fees
For its services, the Adviser receives a fee at an annual rate based on the size of the Fund's net assets as follows:

0.50% of the first $500 million;
0.45% of the next $250 million;
0.40% of the next $250 million; and
0.35% of the net assets over $1 billion.

The Fund paid advisory fees to the Adviser of approximately $2,532,383, $2,675,918 and $2,778,655, for the fiscal years ended December 31, 2001, 2000, and 1999, respectively. The Adviser may pay, from its own resources, broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares.

Pursuant to an Expense Limitation Agreement, the Adviser has agreed to limit the annual operating expenses (exclusive of certain extraordinary items) to 1.00% of the Fund's average daily net assets.

Administrator
Under an Administrative Services Agreement between the Fund and FBR National Bank & Trust, 4922 Fairmont Avenue, Bethesda, Maryland 20814, FBR National provides transfer agency, dividend-disbursing, fund accounting, custodial and administrative services to the Fund.  Under the Administrative Services Agreement with FBR National, which has been approved by the Board of Trustees, FBR National receives an annual fee of 0.25% of the average daily net assets of the Fund for the services it provides.  For the fiscal years ended December 31, 2001, 2000 and 1999, the Fund paid the following administrative services fees to the FBR National:  $1,270,070, $1,347,960 and $1,404,893, respectively.

As the Administrator, FBR National is responsible for all costs of the Fund except for the investment advisory fee, extraordinary legal expenses, and interest.  Specifically, FBR National pays costs of registration of the Fund's shares with the Securities and Exchange Commission and the various states, all expenses of dividend and transfer agent services, outside auditing and legal fees, preparation of shareholders reports, certain expenses associated with shareholder servicing, and all costs incurred in providing custodial services.

Distributor.  Pursuant to a Distribution Agreement dated September 4, 2001 (the "Distribution Agreement"), the Board of Trustees of the Fund appointedFBR Investment Services, Inc. ("FBRIS") as the Fund's distributor.  FBRIS, located at 4922 Fairmont Avenue, Bethesda, Maryland, is an affiliate of the Adviser and serves as principal underwriter and distributor of the Funds' shares pursuant to a Distribution Agreement with the Funds which is renewable annually.  FBRIS promotes and sells shares of the Funds on a continuous, best efforts basis.

Experts
Independent certified public accountants, Deloitte & Touche LLP, 1633 Broadway, New York, NY  10019, are responsible for auditing the annual financial statements of the Fund.

Brokerage Allocation and Other Practices
The Fund expects that purchases and sales of portfolio securities generally will be principal transactions.  Portfolio securities are normally purchased on a net basis which does not involve payment of brokerage commissions.  There will usually be no brokerage commissions paid by the Fund for such purchases. Brokers are selected based upon the Adviser's judgement as to brokers' ability to provide the Fund with best price and execution.

TAXATION OF THE FUND

The Fund currently qualifies, and will seek to continue to qualify, as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes on the net investment income and capital gains that the Fund distributes to its shareholders.  The distribution of net investment income and capital gains by the Fund to a Fund shareholder will be taxable to the shareholder regardless of whether the shareholder elects to receive these distributions in cash or in additional shares.  Distributions reported to a Fund shareholder as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares.  Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund.  Distributions may be subject to state and local taxes.

If the Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation.  In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed.  The imposition of corporate income taxes on the Fund would directly reduce the return a shareholder would receive from an investment in the Fund.

CALCULATION OF PERFORMANCE DATA

 CALCULATION OF YIELD QUOTATIONS

 7-Day Yield Quotation
The Fund's annualized current yield, as may be quoted in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes, the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).  The Fund's 7-Day yield for the period ended December 31, 2001 was 1.10%.

7-Day Effective Yield Quotation
The Fund also may communicate its annualized effective yield in advertisements and other communications to shareholders and potential investors.  An effective yield quotation is computed by determining (for the same stated seven-day period as the current yield), the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The Fund's 7-Day effective yield for the period ended December 31, 2001 was 1.11%.

The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Fund in the future since the yield is not fixed.  Actual yields will depend not only on the type, quality, and maturities of the investments held by the Fund and changes in interest rates on such investments, but also on changes in the Fund's expenses during the period.

Yield information may be useful in reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives.  However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Fund's yield fluctuates.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

Fund performance may also be stated in terms of total return.  Under the rules of the Securities and Exchange Commission (the "SEC Rules"), Fund advertising stating performance must include total return quotes calculated according to the following formula:

P (1+T)[n] = ERV

Where:	P =	a hypothetical initial payment of $1,000.
	T =	average annual total return.
	n =	number of years.
	ERV=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods or a shorter period dating from the effectiveness of the Registration Statement of the Fund.  In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at the Fund's net asset value (normally $1.00).  Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.  The average annual total return of the Fund for the 1-, 5- and 10-year periods ended December 30, 2001 are as follows:

One Year	3.25%
Five Years	4.26%
Ten Years	3.96%

Code of Ethics
Pursuant to Rule 17j-1 under the 1940 Act, the Trustees have adopted a Code of Ethics for the Fund and approved this same Code of Ethics for the Adviser based on a determination that the Code of Ethics contains provisions reasonably necessary to prevent access persons from violating Rule 17j-1 under the 1940 Act.

Financial Statements
Copies of the Fund's audited financial statements for the fiscal year ended December 31, 2001, may be obtained without charge by contacting the Fund at 4922 Fairmont Avenue, Bethesda, Maryland 20814, or by telephoning the Fund at (800) 622-1386 or (301) 657-1500.

PART C

OTHER INFORMATION

FBR Fund for Government Investors

ITEM 23.  Exhibits

(a)(1)	Declaration of Trust.1/
(a)(2)	Amendment to Declaration of Trust (filed herewith).
(a)(3)	Certificate of Amendment to the Certificate of Trust (filed herewith).
(b)	Bylaws of Registrant.1/
(c)	None.
(d)(1)	Investment Advisory Contract between Registrant and Money Management Advisers, Inc. 2/ .
(d)(2)	Amendment to Investment Advisory Contract between Registrant and Money Management Advisers, Inc. (filed herewith)
(e)	Distribution Agreement between Registrant and FBR Investment Services, Inc. (filed herewith)
(f)	None
(g)	None.
(h)(1)	Administrative Services Agreement between Registrant and FBR National Bank & Trust . 2/
(h)(2)	Amendment to Administrative Services Agreement (filed herewith).
(h)(3)	Expense Limitation Agreement between the Registrant and Money Management Associates, L.P. . 2/)
(i)	Opinion of Barham, Radigan, Suiters & Brown, P.C., regarding the legality of securities being registered. 1/
(j)	Consent of Deloitte & Touche LLP, independent public accountants for the Registrant (filed herewith).
(k)	None.
(l)	None.
(m)	None.
(n)	None.
(o)	None.
(p)	Code of Ethics of Registrant, Money Management Advisers and Rushmore Investment Brokers, Inc. 2/
(q)	Powers of Attorney 1/

1/      Incorporated by reference to the Registrant's Registration Statement on Form N-1A, previously filed with the Securities and Exchange Commission on June 3, 1996 (Registration Nos. 2-52552 and 811-2539).

2/      Incorporated by reference to the Registrant's Registration Statement on Form N-1A, previously filed with the Securities and Exchange Commission on April 30, 2001 (Registration Nos. 2-52552 and 811-2539).

ITEM 24.  Persons Controlled By or Under Common Control with the Fund

None.

ITEM 25.  Indemnification

The Fund's Declaration of Trust provides that officers and Trustees shall be indemnified by the Fund against liabilities and expenses of defense in proceedings against them by reason of the fact that they serve as officers or Trustees of the Fund or as an officer or director of another entity at the request of the entity.  The indemnification is subject to the following conditions:

(a)        no Trustee or officer is indemnified against all liability to the Fund or its security holders which was the result of any willful misfeasance, bad faith, gross negligence or reckless disregard of his duties;

(b)        officers and Trustees are only indemnified for actions taken in good faith which they believed were in or not opposed to the best interests of the Fund;

(c)        expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it is subsequently determined that they are entitled to indemnification.

The Declaration provides that if indemnification is not ordered by a court, it may be authorized upon determination by shareholders, by a majority vote of a quorum of the Trustees who were not parties to the proceedings or if a quorum is not obtainable, or if directed by a quorum of disinterested Trustees, by independent legal counsel in a written opinion that the persons to be indemnified have met the applicable standard.

In connection with the approval of indemnification to officers and Trustees, the Fund hereby undertakes in all cases where indemnification is not ordered by a court not to submit any proposed indemnification to a vote of its shareholders or Trustees unless it has obtained a legal opinion from independent counsel that the product of the persons seeking indemnification did not involve willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant, unless in the opinion of the Registrant's counsel the matter has been settled by controlling precedent, will submit to a court of appropriate jurisdiction the question whether such indemnification by the Registrant is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.  The Fund and its Trustees and officers are also insured for certain liabilities under a directors and officers/errors and omissions policy.

ITEM 26.  Business and Other Connections of the Investment Adviser

Money Management Advisers, Inc. ("MMA") provides advisory services to the Registrant and also serves as the investment adviser to The FBR Rushmore Fund, Inc.and FBR Fund for Tax-Free Investors, Inc., each regulated investment companies.  The directors and officers of the Adviser have held the following positions of a substantial nature:

Name	Position with Adviser	Occupation
Eric Billings	Director	Vice Chairman/Co-CEO - Friedman, Billings, Ramsey Group, Inc. ("FBR Group")
Robert Smith	Director	Chief Operating Officer - FBR Group

Webb Hayes	Director	Senior Managing Director - Friedman, Billings, Ramsey & Co., Inc. and FBR Investment Management, Inc., Chairman and Director - FBR National Bank & Trust

ITEM 27.  Principal Underwriters

Not applicable

ITEM 28.  Location of Accounts and Records

The physical location for all accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, is 4922 Fairmont Avenue, Bethesda, Maryland 20814 and 1001 19th Street North, Arlington, Virginia 22209.

ITEM 29.  Management Services

Not Applicable

ITEM 30.  Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Bethesda in the State of Maryland, on the 30th day of April, 2002.

FBR Fund for Government Investors

By:

/s/ Webb C. Hayes, IV*
Webb C. Hayes, IV Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Webb C. Hayes, IV*	Chairman of the Board	April 30, 2002
Webb C. Hayes, IV Trustee	Trustee

/s/ Louis T. Donatelli †	Trustee	April 30, 2002
Louis T. Donatelli

/s/ F. David Fowler †	Trustee	April 30, 2002
F. David Fowler

/s/ Mitchell A. Johnson*	Trustee	April 30, 2002
Mitchell A. Johnson

/s/ Michael A. Willner †	Trustee	April 30, 2002
Michael A. Willner

* Stephenie E. Adams, attorney in fact pursuant to a power of attorney filed with the SEC on April 30, 2002.
† Stephenie E. Adams, attorney in fact pursuant to a power of attorney filed with the SEC on April 30, 2001.